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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Series Supplement dated July 1, 2005 to a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S5)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-106093              75-2006294
          --------                     ----------              ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
----------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

        On July 28, 2005, the Registrant caused the issuance and sale of Mortgage Pass-Through Certificates, Series 2005-S5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-P, Class
A-V, Class R-I, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Series Supplement dated July 1, 2005 to a Pooling and Servicing Agreement to be dated as of May 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer, and U.S. Bank National Association, as Trustee.

        In connection with the sale of the Series 2005-S5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class R-I, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, other than a de minimis portion of each of the Class R-I and Class R-II Certificates (the "Underwritten Certificates") to Bear Stearns & Co. Inc. (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-106093, which Computational Materials are being filed manually as exhibits to this report.

        The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The Computational Materials consist of the pages that appear after the Form SE cover sheet.

        The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements

               Not applicable.

        (b) Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits:



                 ITEM 601(A) OF REGULATION S-K
 EXHIBIT NO.                      EXHIBIT NO.                     DESCRIPTION
                                                                 Computational
      1                                99                          Materials



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the Registrant by the undersigned thereto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.



                                                   By:    /s/ Joseph Orning
                                                   Name:  Joseph Orning
                                                   Title: Vice President

Dated: July 28, 2005



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                      EXHIBIT INDEX

                  ITEM 601(A) OF                            SEQUENTIALLY
                  REGULATION S-K                              NUMBERED
EXHIBIT NUMBER     EXHIBIT NO.             DESCRIPTION          PAGE
                                          Computational
      1                 99                  Materials      Filed Manually